Supplement to the
Fidelity® Corporate Bond ETF
December 30, 2019
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements similar information found in the “Management Contract” section.

The following table provides information relating to other accounts managed by Dr. Tarlow as of December 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	6	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$2,017	$6,754	$10,938
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond ETF ($143 (in millions) assets managed).

As of December 31, 2019, the dollar range of shares of Fidelity® Corporate Bond ETF beneficially owned by Dr. Tarlow was none.

T12B-20-01 1.9862950.103	April 3, 2020